Eventide Gilead Fund

RETAIL CLASS SHARES: ETGLX

INSTITUTIONAL CLASS SHARES: ETILX

SUMMARY PROSPECTUS

NOVEMBER 1, 2010

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.eventidefunds.com/documents/. You can also get this information at no cost by calling 877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY EVENTIDE GILEAD FUND

Investment Objective: The Gilead Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund: The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

  Retail Class      Institutional Class

Redemption Fee (wire transfer fee)

$15

$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.00%

1.00%

Distribution (12b-1) Fees

0.20%

NONE

Other Expenses

2.92%

2.20%

Acquired Fund Fees and Expenses1

0.01%

0.01%

Total Annual Fund Operating Expenses

4.13%              3.21%

Fee Waiver and Expense Reimbursement2

          (2.50)%

(1.78)%

Total Annual Fund Operating Expenses After

   Fee Waiver and Expense Reimbursement

1.63%

1.43%

1  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2011. This agreement may only be terminated by the Fund's Board of Trustees on 60 days written notice to the advisor.

Example of Hypothetical Fund Costs:

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$166	$1,027	$1,903	$4,162
Institutional Class	$146	$822	$1,524	$3,390

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2010 was 398%.

Principal Investment Strategies

Normally, the Gilead Fund invests primarily in a broad range of equity securities without limitation to market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”).

The Fund’s advisor, Eventide Asset Management, LLC (“Eventide” or the “Advisor”) analyzes the performance of potential investments not only for financial strengths and outlook, but also for the company’s ability to operate with integrity and create value for customers, shareholders and society. While few companies may reach these ideals in every area of their business, these principles articulate the Advisor’s highest expectations for corporate behavior. The Advisor may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Advisor believes adverse  market, political or other conditions are likely.  The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Advisor may engage in frequent buying and selling of the Fund’s investments to achieve the Fund’s objective.  Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities or when the Advisor believes the underlying company is no longer consistent with the Advisor’s principles. There is no guarantee that the Advisor will be able to successfully screen out all companies that are inconsistent with its principles.

Principal Risks of Investing in the Fund

As with any mutual fund, the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Management Risk.  The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

Market Risk.  Overall stock or bond market volatility may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Stock Value Risk.  Stocks involve the risk that they may never reach what the Advisor believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Advisor misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Smaller Capitalization Stock Risk.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Ethical Investment Risk.  The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Options Risk.    As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Foreign Exposure Risk.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the performance of its Retail shares over the last full calendar year and since the Fund commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The Institutional Class shares were not in operation as of December 31, 2009. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.EventideFunds.com.

During the period shown in the bar chart, the highest return for a quarter was 20.90% (quarter ended June 30, 2009), and the lowest return for a quarter was 2.70% (quarter ended March 31, 2009).

For the year to date period ended September 30, 2010, the total return on Retail Class shares was 2.40%.

Average Annual Total Returns

(for the periods ended December 31, 2009)

Retail Class	1 Year	Since inception (7/8/2008)
Return Before Taxes	46.08%	9.38%
Return After Taxes on Distributions	45.65%	9.04%
Return After Taxes on Distributions and Sale of Fund Shares	29.95%	7.79%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	-6.28%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Retail Class shares. After-tax returns for Institutional Class shares, which are not shown, will vary from those of Retail Class shares.

Advisor:  Eventide Asset Management, LLC is the Fund's investment advisor (“Advisor”).

Portfolio Managers:  Finny Kuruvilla and David Barksdale serve as the Fund's Co-Portfolio Managers.  Mr. Kuruvilla has served the Fund in this capacity since the Fund commended operations in 2008, and Mr. Barksdale has served in this capacity since 2010..

Purchase and Sale of Fund Shares:  The minimum initial investment in the Retail Class shares of the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  The minimum initial investment in the Institutional Class shares is $1 million.   You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.